IMPAIRMENT OF LONG TERM ASSETS	12 Months Ended
Dec. 31, 2011
IMPAIRMENT OF LONG TERM ASSETS [Abstract]
IMPAIRMENT OF LONG TERM ASSETS
6.	IMPAIRMENT OF LONG-TERM ASSETS

The Company recorded impairment losses on vessels and equipment of $121.4 million, $nil and $nil for the years ended December 31, 2011, 2010 and 2009, respectively. The Company continually monitors events and changes in circumstances that could indicate that the carrying amounts of each of its vessels and equipment may not be recoverable. During the third quarter of 2011, the Company identified five double hull Suezmax tankers built between 1992 and 1996 where they believed that future cash flows for each vessel was less than the carrying value and therefore not fully recoverable. The impairment loss recorded is equal to the difference between the asset's carrying value and estimated fair value. Four of these vessels were disposed of during the fourth quarter of 2011 and one during 2012 (see Note 33).